Supplement Dated December 1, 2016
To The Prospectus Dated April 25, 2016, as amended September 19, 2016

JNL® Series Trust

Please note that the changes impact your variable annuity product(s).

In the section entitled, "Summary Overview of Each Fund" in the sub-section "Performance," for the JNL/Mellon Capital Utilities Sector Fund, please delete the third paragraph in its entirety and replace with the following:

Effective December 31, 2015, for consistency with the Fund's principal investment strategies, the Fund replaced the MSCI USA IMI Utilities Index (Net) with the MSCI USA IMI Utilities Index (Gross) as the Fund's primary benchmark.

This Supplement is dated December 1, 2016.